TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio – Investor Class and Premium Class
TDAM U.S. Government Portfolio – Investor Class
TDAM Municipal Portfolio – Investor Class
TDAM California Municipal Money Market Portfolio – Investor Class
TDAM New York Municipal Money Market Portfolio – Investor Class

Supplement dated May 16, 2007
to the Prospectus dated February 28, 2007,
as supplemented through the date hereof

Effective May 14, 2007, TD AMERITRADE Clearing, Inc. became the transfer agent to the Investor Class and Premium Class of TDAM Money Market Portfolio and the Investor Class of each of TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”). The Board of Directors of TD Asset Management USA Funds Inc. (the “Company”), at a meeting held on December 11, 2006, approved TD AMERITRADE Clearing, Inc. as the transfer agent to the above-referenced classes of the Portfolios.

Footnote (1) of the fee and expense table for the Portfolios under the subsection entitled “RISK AND RETURN SUMMARY – Expenses” on page 12 of the Prospectus is replaced with the following: (all other information remains unchanged)

(1)	Certain financial institutions and broker-dealers that are not affiliates of the Portfolios’ Investment Manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the Investment Manager or affiliates of the Investment Manager. These fees may differ according to the type of account held by the investor. In addition, you may be subject to a $5.00 fee by TD AMERITRADE Clearing, Inc. (the “Transfer Agent”), an affiliate of the Investment Manager, if you sell less than $5,000 worth of Premium Class shares of the Money Market Portfolio.

Effective May 14, 2007, direct purchases of Investor Class shares of the Portfolios are no longer available. The first paragraph of the subsection entitled “HOW TO BUY AND SELL SHARES – Automatic Sweep” section of the Prospectus found on page 14 is replaced with the following: (all other information remains unchanged)

Automatic Sweep: The Investor Class of the Money Market Portfolio remains available as a sweep option for customers who had accounts as of January 7, 2004 and had more than $100,000 in the Class. The Investor Class of each of the other Portfolios remains available as a sweep option for customers who had accounts as of the same date without regard to Portfolio balance amounts. The Portfolios are not available as a sweep option for new customers except to the extent that cash balances in your TD AMERITRADE brokerage account exceed $100,000. If you previously selected a Portfolio for automatic sweep and are eligible after January 7, 2004 and wish to retain a Portfolio as your designated sweep investment, the continued use of the Portfolio for this purpose is subject to the terms and conditions of your TD AMERITRADE brokerage account agreement, and TD AMERITRADE may change the eligibility criteria for this sweep investment feature or terminate this feature as an option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD AMERITRADE or the Financial Intermediary, through which you purchase shares. Please call 1-800-669-3900 for more details. The Premium Class of the Money Market Portfolio is available for direct purchases only and is not available as a sweep option.

The first paragraph of the subsection entitled “HOW TO BUY AND SELL SHARES – How to Buy Shares – Customer of TD AMERITRADE” on page 15 of the Prospectus is replaced with the following: (all other information remains unchanged)

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Customers of TD AMERTRADE

You may purchase shares of the Premium Class of the Money Market Portfolio by way of a direct purchase as set forth below.

Direct Purchases. A TD AMERITRADE brokerage customer may purchase shares of the Premium Class of the Money Market Portfolio by placing an order directly with a TD AMERITRADE Client Service Representative at 1-800-669-3900. Checks should be made payable to “TD AMERITRADE, Inc.” and you should write your TD AMERITRADE account number on the check. The check will be deposited to your TD AMERITRADE brokerage account. Shares of a Portfolio will be purchased on the business day following clearance of the check.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of the Premium Class of the Money Market Portfolio and provide the following information:

•	your TD AMERITRADE account number

•	the dollar amount you wish to invest or share amount you wish to purchase

Shareholders should retain this Supplement for future reference.

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TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio — Investor Class and Premium Class
TDAM U.S. Government Portfolio — Investor Class
TDAM Municipal Portfolio — Investor Class
TDAM California Municipal Money Market Portfolio — Investor Class
TDAM New York Municipal Money Market Portfolio — Investor Class

Supplement dated May 16, 2007
to the Statement of Additional Information dated February 28, 2007, as supplemented through the date hereof

Effective May 14, 2007, TD AMERITRADE Clearing, Inc. became the transfer agent to the Investor Class and Premium Class of TDAM Money Market Portfolio and the Investor Class of each of TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”). The Board of Directors of TD Asset Management USA Funds Inc. (the “Company”), at a meeting held on December 11, 2006, approved TD AMERITRADE Clearing Inc. as the successor transfer agent to National Investor Services Corp. (both affiliates of TD Asset Management USA Inc. (“TDAM” or the “Investment Manager”)) for these certain classes of the Portfolios effective May 14, 2007.

The first paragraph on page 76 of the Statement of Additional Information under the “Distribution” section is replaced with the following (all other information remains unchanged):

The 12b-1 Plan also provides that TDAM and TD AMERITRADE Clearing, Inc. (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

The first paragraph of the Transfer Agent and Custodian section on page 78 of the Statement of Additional Information is replaced with the following (all other information remains unchanged):

Transfer Agent and Custodian

TD AMERITRADE Clearing, Inc.,100 North Ameritrade Place, Bellevue, NE 68005, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of the Investor Class of each Portfolio and 0.05% of the average daily net assets of the Premium Class of the Money Market Portfolio.

In addition, under a new Distribution Agreement, effective March 22, 2007, between the Company and Funds Distributor, Inc. (“FDI,” or the “Distributor”), the Distributor will receive an annual fee for its services to the Company. The first paragraph of the Distribution section, on page 75 of the Statement of Additional Information is replaced with the following (all other information remains unchanged):

The distributor of the Company is FDI, 100 Summer Street, Suite 1500, Boston, MA 02110. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the 12b-1 Plan does not provide for the payment of fees to the Distributor for these services, pursuant to a Distribution Services Agreement between the Investment Manager and FDI, the Investment Manager has agreed to pay the Distributor a fee of $20,000 for these services. The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement.

Further, the table detailing the 12b-1 Fees paid through the fiscal year end October 31, 2006 attributed all the fees paid for the Money Market Portfolio to the Investor Class. The 12b-1 Fees paid for the Money Market Fund for the fiscal year ended October 31, 2006 were for the Investor and Premium Classes. The information related to the Money Market Portfolio - Investor Class shown in the table on page 76 of the Statement of Additional Information is restated as follows (all other information remains the same):

Fees Paid:
Money Market Portfolio — Investor Class Year ended October 31, 2006	$25,676,777

Money Market Portfolio — Premium Class Year ended October 31, 2006	$3,181,108

Shareholders should retain this Supplement for future reference.